Exhibit 10.26

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANT AND SHARES MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

ADAMAS ONE CORP.

COMMON STOCK WARRANT

Warrant No.: 1	Warrant Issue Date: August 23, 2022

FOR VALUE RECEIVED, upon either (i) conversion of the Senior Secured Convertible Promissory Note, dated August 23, 2022 (hereinafter referenced as the “Note”) or (ii) failure to repay the Note, when due, the undersigned, Adamas One Corp., a Nevada corporation (the “Company”), hereby agrees to, and shall, issue to Digital Power Lending, LLC, a California limited liability company, having an address at ___________________________________________, or its registered assigns (the “Holder”), this Common Stock Warrant (the “Warrant”) which entitles Holder to purchase from the Company, duly authorized, validly issued, fully paid and nonassessable shares of its common stock, $0.001 par value per share (the “Common Stock”), subject to the terms, conditions, and adjustment as set forth in this Warrant.

1.       Warrant to Purchase Common Stock. Upon conversion of the Note by Holder, the Holder is entitled to purchase from the Company duly authorized, validly issued, fully paid and nonassessable shares of Common Stock in an amount equal to thirty-three and one-third percent (33.33%) of the number of shares received by Holder from the Conversion of the Note (the “Warrant Shares”). In addition, in the event that an Event of Default (as defined in the Note) occurs under Section 8(a)(i) of the Note (failure to repay the Note, when due), the Holder shall be entitled to purchase such number of Warrant Shares as if the total outstanding amount of the Note (including accrued but unpaid interest) was converted. For example, if the Holder converts the Note into 1,000 shares of the Company’s common stock, then the Holder shall receive 334 Warrant Shares. The number of Warrant Shares subject to this Warrant will increase automatically to an amount equal to fifty percent (50%) of the number of shares received by the Holder from the conversion of the Note if either within 90 days after the Warrant Issue Date: (x) the Company has not completed its Initial Public Offering (as defined in the Agreement), or (y) the Warrant Shares are not registered for resale pursuant to an effective resale registration statement declared effective by the Securities and Exchange Commission (“SEC”) (the “Increase Event”). So, for example, if Increase Event occurs and the Holder receives 1,000 shares from the conversion of its Note, the Warrant shall be exercisable for 500 shares rather than 333 shares.

2.             The Warrant Shares are exercisable at an exercise price equal to the Conversion Price of the Note multiplied by 1.25 (“Exercise Price”). The Conversion Price of the Note is defined in the Senior Secured Convertible Note Purchase Agreement dated August 23, 2022 by and between the Company and the Holder (“Agreement”) and in the Note, both of which are made a part hereof and are incorporated herein by reference as if fully set forth herein.

3.             Right to Exercise Warrant. The rights represented by this Warrant may be exercised for any number of Warrant Shares represented by this Warrant at any time and from time to time from the Warrant Issue Date first written above (the “Effective Date”). The rights represented by this Warrant must be exercised on or before the fifth (5th) anniversary of the Effective Date (the “Expiration Date”).

4.	Exercise; Effectiveness; Delivery.

4.1     Manner of Exercise. This Warrant may only be exercised by the Holder hereof, in accordance with the terms and conditions hereof, in whole or in part with respect to any portion of this Warrant, into shares of Common Stock, during normal business hours on any day other than a Saturday or a Sunday or a day on which commercial banking institutions in Arizona are authorized by law to be closed (a “Business Day”) on or prior to the Expiration Date, with respect to such portion of this Warrant, by (i) delivery of a properly executed Notice of Exercise Form, attached hereto as Exhibit A (an “Exercise Notice”), and (ii) payment to the Company of the Exercise Price (if the payment is made by check, after funds have cleared the bank) for the number of Warrant Shares specified in the Exercise Notice together with applicable stock transfer taxes, if any. The Holder shall not be required to deliver the original of this Warrant in order to effect an exercise hereunder. Execution and delivery of an Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate and issuance of a new Warrant certificate evidencing the right to purchase the remaining number of Warrant Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant certificate after delivery of the Warrant Shares in accordance with the terms hereof.

4.2     Effectiveness. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which the Exercise Notice and payment of the Exercise Price is received (if funds are received by check, when the funds have cleared the bank) by the Company as provided in Section 4.1 hereof (“Exercise Date”), and, at such time, the corporation, association, partnership, trust, organization, business, individual, government or political subdivision thereof or a governmental agency (a “Person” or the “Persons”) in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon exercise as provided herein shall be deemed to have become the holder or holders of record thereof. Once all or any portions of this Warrant is exercised and accepted by the Company, all transactions are final and irrevocable.

4.3     Delivery of Stock Certificates; Company’s Failure to Timely Deliver Warrant Shares.

(a) On or before the first (1st) Trading Day following the date on which the Company has received an Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of such Exercise Notice, in the form attached hereto as Exhibit B, to the Holder and the Company’s transfer agent. On or before the second (2nd) Trading Day following the date on which the Company has received such Exercise Notice, the Company shall credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with The Depository Trust Company (“DTC”) through its Deposit/ Withdrawal at Custodian system. Upon delivery of an Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder’s DTC account. No fractional shares or scrip representing fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number. The Company shall pay any and all taxes and fees which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b) To the extent permitted by law, the Company’s obligations to issue and deliver the shares of Common Stock upon exercise of the Warrant in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with the issuance of the shares of Common Stock. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver the shares of Common Stock issuable upon exercise of this Warrant as required pursuant to the terms hereof.

4.4     Shares to be Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of rights presented by this Warrant will, upon issuance by the Company, be duly authorized, validly issued, fully paid and non-assessable, and free from preemptive rights and free from all taxes, liens and charges with respect thereto. The Company further covenants and agrees that, from and after the date of issuance of the Warrant and during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

4.5     Valid Issuance. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees, this Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued

4.6     Cashless Exercise. In the event that the Warrant Shares are not registered for resale pursuant to an effective resale registration statement with the SEC or may not be sold pursuant thereto (a “Registration Failure”), then during any Registration Failure, the aggregate Exercise Price for the number of Warrant Shares being purchased may also, in the sole discretion of the Holder, be paid in full or in part on a “cashless basis” at the election of the Holder in the form of Warrant Shares withheld by the Company from the Warrant Shares otherwise to be received upon exercise of this Warrant having an aggregate Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Warrant Shares being purchased by the Holder.

For purposes of this Warrant, the term “Fair Market Value” means with respect to a particular date, the average closing price of the Common Stock for the five (5) trading days immediately preceding the applicable exercise herein as officially reported by the principal market on which the Common Stock is then listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any securities exchange, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

For purposes of illustration of a cashless exercise of this Warrant under this Section 4.6, the calculation of such exercise shall be as follows:

X = Y (A-B)/A

where:

X = the number of Warrant Shares to be issued to the Holder (rounded up to the nearest whole share) (the “Net Number”).

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the Fair Market Value of the Common Stock.

B = the Exercise Price.

For purposes of Rule 144, it is intended, understood, and acknowledged that the Warrant Shares issuable upon exercise of this Warrant in a cashless exercise transaction as described in this Section 4.6 above shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood, and acknowledged that the holding period for the Warrant Shares issuable upon exercise of this Warrant in a cashless exercise transaction as described in this Section 4.6 above shall be deemed to have commenced on the date this Warrant was issued.

4.7     Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed, provided that following such issuance to Holder such dispute shall be resolved in accordance with Section 21.

4.2     Limitations on Exercises and Exchanges. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable or exchangeable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding after giving effect to the issuance of shares of Common Stock issuable upon exercise of the Warrants calculated in accordance with Section 13(d) of the Exchange Act (the “Maximum Percentage”). To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable or exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable or exchangeable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise or exchange this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability or exchangeability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise or exchange of convertible or exercisable or exchangeable securities into shares of Common Stock, including, without limitation, pursuant to this Warrant or securities issued pursuant to the Agreement, including the Note that was issued in conjunction with this Warrant.

5.	Warrant Adjustment.

5.1      Adjustment to Exercise Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Warrant Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in options or convertible securities, or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4.1 shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

5.2      Adjustment to Exercise Price and Warrant Shares Upon Reorganization, Reclassification, Consolidation or Merger. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (iii) consolidation or merger of the Company with or into another Person, (iv) sale of all or substantially all of the Company’s assets to another Person or (v) other similar transaction (other than any such transaction covered by Section 4.1), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance reasonably satisfactory to the Holder) shall be made with respect to the Holder's rights under this Warrant to ensure that the provisions of this Section 4.2 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant (including, in the case of any consolidation, merger, sale or similar transaction in which the successor or purchasing Person is other than the Company, an immediate adjustment in the Exercise Price to the value per share for the Common Stock reflected by the terms of such consolidation, merger, sale or similar transaction, and a corresponding immediate adjustment to the number of Warrant Shares acquirable upon exercise of this Warrant without regard to any limitations or restrictions on exercise, if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger, sale or similar transaction). The provisions of this Section 4.2 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions. The Company shall not effect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the Holder, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant.

5.3      Certificate as to Adjustment.

(a) As promptly as reasonably practicable following any adjustment of the Exercise Price, but in any event not later than five (5) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof.

(b) As promptly as reasonably practicable following the receipt by the Company of a written request by the Holder, but in any event not later than two (2) Business Days thereafter, the Company shall furnish to the Holder a certificate of an executive officer certifying the Exercise Price then in effect and the number of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.

5.4      No Impairment. The Company will not, by amendment of its certificate or articles of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant but will at all times carry out all such terms and take all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

6.	Restrictions on Transfer.

6.1     Restrictive Legends. This Warrant and each Warrant issued upon transfer or in substitution for this Warrant pursuant to Section 7, each certificate for Common Stock issued upon the exercise of any Warrant and each certificate issued upon the transfer of any such Common Stock shall be transferable only upon satisfaction of the conditions specified in this Section 6 and Section 7.4. Each of the foregoing securities, if required by law, shall be stamped or otherwise imprinted with a legend reflecting the restrictions on transfer set forth in Section 7 hereof and any restrictions required under the Securities Act of 1933, as amended (the “Act”).

6.2     Notice of Proposed Transfer; Opinion of Counsel. Prior to any transfer of any securities, which are not registered under an effective registration statement under the Act (“Restricted Securities”), the Holder will give written notice to the Company of the Holder's intention to affect a transfer and to comply in all other respects with this Section 6.2. Each notice (i) shall describe the manner and circumstances of the proposed transfer, and (ii) shall designate counsel for the Holder giving the notice. The Holder giving notice will submit a copy thereof to the counsel designated in the notice. The following provisions shall then apply:

(a)      If in the opinion of counsel for the Holder reasonably satisfactory to the Company the proposed transfer may be effected without registration of Restricted Securities under the Act (which opinion shall state the basis of the legal conclusions reached therein), the Holder shall thereupon be entitled to transfer the Restricted Securities in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate representing the Restricted Securities issued upon or in connection with any transfer shall, if required by law, bear the restrictive legends required by Section 6.1 hereof. The Company shall reimburse the Holder for reasonable legal fees for the issuance of the opinion, or, the Company may elect, upon written notice to the Holder, to have the Company’s counsel, at the Company’s expense, issue such opinion required in this Section 6.2.

(b)      If the opinion called for in (a) above is not delivered, the Holder shall not be entitled to transfer the Restricted Securities until either (i) receipt by the Company of a further notice from such Holder pursuant to the foregoing provisions of this Section 6.2 and fulfillment of the provisions of clause (a) above, or (ii) such Restricted Securities have been effectively registered under the Act.

(c)      Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Common Stock or Common Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Common Stock when: (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, or (2) such security shall have been sold without registration in compliance with Rule 144 under the Securities Act, or (3) a letter shall have been issued to the Holder at its request by the staff of the SEC or a ruling shall have been issued to the Holder at its request by the SEC stating that no action shall be recommended by such staff or taken by SEC, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such Holder, one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

7.	Ownership, Transfer and Substitution of Warrant.

7.1     Ownership of Warrant. The Company may treat the person in whose name this Warrant is registered in the Warrant Register maintained pursuant to Section 7.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 6 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

7.2     Office; Transfer and Exchange of Warrant.

(a)     The Company maintains its principal offices at 17767 N. Perimeter Drive, Suite B115, Scottsdale, AZ 85255 as the office where notices, presentations and demands in respect of this Warrant may be made upon it until the Company notifies the holder of this Warrant of any change of location of the office.

(b)     The Company shall cause to be kept at its office maintained pursuant to Section 7.2(a) hereof a Warrant Register for the registration and transfer of this Warrant. The names and addresses of holders of this Warrant, the transfers thereof and the names and addresses of transferees of this Warrant shall be registered in such Warrant Register. The Person in whose name any Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

(c)     Upon the surrender of this Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company maintained pursuant to Section 7.2(a) hereof, the Company at its expense will (subject to compliance with Section 6 hereof, if applicable) execute and deliver to or upon the order of the Holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of shares of Common Stock called for on the face of this Warrant so surrendered.

(d)     The Holder, by acceptance of this Warrant, agrees to comply in all respects with the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder without charge to the Holder, upon surrender of this Warrant to the Company at its then principal executive offices with a properly completed and duly executed Assignment Form attached hereto as Exhibit C, together with funds sufficient to pay any transfer taxes in connection with the making of such transfer. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled.

7.3      Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to Section 7.2(a) hereof, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

8.     No Rights or Liabilities as Stockholder. No Holder shall be entitled to vote or receive dividends or be deemed the holder of any shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Exercise Date as provided in Section 3.2. Until the Exercise Date, the Holder will not be entitled to share in the assets of the Company in the event of liquidation, dissolution or the winding up of the Company.

9.     Notices of Record Date, Etc. In case the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any stock dividend or other non-cash distribution, to vote at a meeting (or by written consent), or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the registered holder of this Warrant a notice specifying, as the case may be: (i) the date on which a record is to be taken for the purpose of such dividend, distribution, vote or right or other action, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) Business Days prior to the record date or effective date for the event specified in such notice unless such prior notice is waived in writing by the registered holder of this Warrant.

10.     Notices. Any notice or other communication in connection with this Warrant shall be deemed to be given if in writing (or in the form of a facsimile) addressed as hereinafter provided and actually delivered at said address: (a) if to any Holder, at the registered address of such holder as set forth in the Warrant Register kept at the office of the Company maintained pursuant to Section 7.2(b) hereof, or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 7.2(a) hereof; provided, however, that the exercise of any Warrant shall be effective in the manner provided in Section 3 hereof.

11.     Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of shares of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificate for shares of Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving shares of Common Stock underlying this Warrant upon exercise hereof.

12.     Warrant Agent. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days’ notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business shall be successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

13.     Severability. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from the Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

14.     Governing Law. This Warrant shall be governed by and construed in accordance with the laws of New York, without regard for its conflict of laws rules.

15.     Successors. All of the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributes, successors and assigns.

16.     Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

17.     Equitable Relief. Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant would give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction. The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.

18.       Entire Agreement. This Warrant, the Note and the Agreement constitute the entire agreement of the parties with respect to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

19.       Amendment and Modification; Waiver. Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. This is one of a series of Warrants issued pursuant to the Agreement. The Company shall not amend any other Warrant that makes the terms and conditions more favorable to that Warrant holder unless the Company agrees to amend this Warrant in the same manner. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

20.       No Strict Construction. This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

21.       Dispute Resolution. In the case of a dispute as to the determination of the Exercise Price, Fair Market Value or the arithmetic calculation of the Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder or the Company (as the case may be) learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed arithmetic calculation of the Warrant Shares, the disputed determination of the Exercise Price or Fair Market Value (as the case may be) to an independent, reputable investment bank selected by the Holder or (b) if acceptable to the Holder, the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

22.       Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Common Stock Purchase Warrant to be duly executed as of the date first above written.

ADAMAS ONE CORP.

By:	/s/ John Grdina
John Grdina
Chief Executive Officer